                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        April 3, 2000 (January 21, 2000)
                        --------------------------------



                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)


                TENNESSEE                  000-22217             62-1493316
     (State or other jurisdiction of      (Commission         (I.R.S. employer
     incorporation or organization)      File Number)        identification no.)


        20 BURTON HILLS BOULEVARD
          NASHVILLE, TENNESSEE                                      37215
(Address of principal executive offices)                         (Zip code)


                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       Subsequent to the acquisition of a fifty-one percent ownership interest in the assets comprising the business operations of an ambulatory surgery center in Glendale, California, as originally reported in the Current Report on Form 8-K, dated February 7, 2000, the Registrant has determined that the business acquired no longer meets the significant subsidiary test requiring financial reporting under Regulation S-X. Therefore, no financial statements pursuant to
Item 7 are being filed.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                     AMSURG CORP.



Date:    April 3, 2000               By:  /s/  Claire M. Gulmi
                                          --------------------------------------
                                          CLAIRE M. GULMI

                                          Senior Vice President and Chief
                                          Financial Officer (Principal
                                          Financial and Duly Authorized Officer)




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